UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 13, 2011
WATSON PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-03305	95-3872914

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Morris Corporate Center III 400 Interpace Parkway Parsippany, New Jersey	07054

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (862) 261-7000
(Former name or former address, if changed since last report): Not applicable.
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.07 Submission of Matters to a Vote of Security Holders
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On May 13, 2011, Watson Pharmaceuticals, Inc. (“the Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”) in Parsippany, NJ. At the Annual Meeting, the Company’s stockholders approved the Fourth Amendment and Restatement of the Company’s 2001 Incentive Award Plan (the “Plan”). As a result of such amendment and restatement: (a) the aggregate number of shares authorized for issuance under the Plan after December 31, 2010 shall not exceed 8,241,885 shares; (b) the share counting methodology used for purposes of determining the number of shares available for issuance pursuant to awards under the Plan has been revised; (c) the range of performance criteria that may be used in connection with certain performance-based awards under the Plan has been expanded; (d) the term of the Plan has been extended until 2021; and (e) various administrative provisions contained in the Plan were clarified.
     The foregoing summary of the Fourth Amendment and Restatement of the Plan is qualified in its entirety by reference to the full text of the document, which was filed with the Securities and Exchange Commission as Appendix B to the Company’s 2011 Proxy Statement dated April 1, 2011 (the “2011 Proxy Statement”) and the terms and conditions of which are incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
(a)	As described above, the Company held the Annual Meeting on May 13, 2011.

(b)	At the Annual Meeting, the Company’s stockholders voted on a total of six proposals, as described below.
1.	Proposal to Elect Directors:

The following directors were elected to the Company’s Board of Directors for a term of three years expiring at the Annual Meeting of Stockholders in 2014, with voting results as follows:

	For	Against	Abstain	Broker Non-Votes
Michael J. Fedida	88,551,372	7,227,902	94,923	11,003,425
Albert F. Hummel	93,140,469	2,639,887	93,841	11,003,425
Catherine M. Klema	92,970,755	2,811,018	92,424	11,003,425
Anthony Selwyn Tabatznik	92,950,181	2,784,709	139,307	11,003,425
2.	Proposal to Amend and Restate the Company’s Certificate of Incorporation:
     The Company’s stockholders voted to approve an amendment and restatement of the Company’s Articles of Incorporation which, among other things, provides for the declassification of the Company’s Board of Directors and the deletion of certain other provisions, as described in the 2011 Proxy Statement, with voting results as follows:

For	Against	Abstain	Broker Non-Votes
106,418,130	263,458	196,034	0
3.	Proposal to Amend and Restate the Company’s 2001 Incentive Award Plan:
     As described under Item 5.02 above, the Company’s stockholders voted to approve the Fourth Amendment and Restatement of the Plan, with voting results as follows:

For	Against	Abstain	Broker Non-Votes
88,496,806	7,164,000	213,391	11,003,425

4.	Proposal to Approve, on an Advisory Basis, Named Executive Officer Compensation:
     The Company’s stockholders voted to approve, on an advisory basis, the compensation of the Company’s named executive officers, as such compensation was described in the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in the Company’s 2011 Proxy Statement, with voting results as follows:

For	Against	Abstain	Broker Non-Votes
91,325,376	4,204,654	344,167	11,003,425
5.	Proposal to Determine, on an Advisory Basis, the Frequency of Future Advisory Votes on Named Executive Officer Compensation:
     The Company’s stockholders voted to approve, on an advisory basis, the taking of future advisory votes on the compensation of the Company’s Named Executive Officers on an annual basis, with voting results as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
86,854,181	868,530	7,834,877	316,609	11,003,425
6.	Proposal to Ratify the Appointment of PricewaterhouseCoopers LLP:
     The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011, with voting results as follows:

For	Against	Abstain	Broker Non-Votes
102,485,596	3,407,070	984,956	0
(c) Not applicable.
(d) On May 13, 2011, following the Annual Meeting and after considering the results of the vote on the frequency of future advisory votes on named executive officer compensation (the “Frequency Vote”), the Board determined to hold future advisory votes on the compensation of our named executive officers on an annual basis until the next required Frequency Vote.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits:
3.1	Amended and Restated Articles of Incorporation of Watson Pharmaceuticals, Inc. is incorporated by reference to Appendix A to the Company’s April 1, 2011 Definitive Proxy Statement on Schedule 14A.

10.1	Fourth Amendment and Restatement of the 2001 Incentive Award Plan of Watson Pharmaceuticals, Inc. is incorporated by reference to Appendix B to the Company’s April 1, 2011 Definitive Proxy Statement on Schedule 14A.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2011	WATSON PHARMACEUTICALS, INC.
	By:	/s/ David A. Buchen
David A. Buchen
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX
(d)	Exhibits:
3.1	Amended and Restated Articles of Incorporation of Watson Pharmaceuticals, Inc. is incorporated by reference to Appendix A to the Company’s April 1, 2011 Definitive Proxy Statement on Schedule 14A.

10.1	Fourth Amendment and Restatement of the 2001 Incentive Award Plan of Watson Pharmaceuticals, Inc. is incorporated by reference to Appendix B to the Company’s April 1, 2011 Definitive Proxy Statement on Schedule 14A.